Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill [Abstract]
Goodwill	Goodwill

$
Balance – December 31, 2019	—
Additions	5,563
Effects of foreign exchange	37
Balance – December 31, 2020	5,600
Adjustments (Note 5)	(102)
Effects of foreign exchange	(197)
Balance – December 31, 2021	5,301

The Company performed an annual goodwill impairment test using the fair value less costs to sell model. The fair value measurement was determined based on the Company’s market capitalization, which is categorized as Level 1 in the fair value hierarchy, and the costs to sell were assumed to be approximately 5% of the fair value measurement. The recoverable amount of goodwill exceeded the carrying value as at December 31, 2021 and 2020, therefore no impairment loss was recorded. Reasonable possible changes in key assumptions would not cause the recoverable amount of goodwill to fall below the carrying value.